Exhibit 99.1

AMENDMENT NO. 1

TO

CREDIT AND GUARANTY AGREEMENT

This AMENDMENT NO. 1, dated as of September 23, 2004 (this “Amendment”), is made in connection with that certain Credit and Guaranty Agreement dated as of March 19, 2003 (the “Credit Agreement”), by and among (a) Hexcel Corporation (“Hexcel”), (b) Hexcel Composites Limited (the “U.K. Borrower”), (c) Hexcel Composites GmbH & Co. KG (f/k/a Hexcel Composites GMBH (Austria)) (the “Austrian Borrower”), (d) Hexcel Composites GMBH (Germany) (the “German Borrower”, and together with Hexcel, the U.K. Borrower and the Austrian Borrower, collectively, the “Borrowers”), (e) the Guarantors named therein, (f) the lenders from time to time a party thereto (the “Lenders”), (g) Fleet Capital Corporation, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Fronting Bank, (h) Fleet National Bank, London U.K. branch, trading as FleetBoston Financial, as Fronting Bank and Issuing Bank, (i) Fleet National Bank, as Issuing Bank and (j) Fleet Securities, Inc., as Lead Arranger.  Capitalized terms used herein and not defined herein shall have the meanings ascribed thereto in the Credit Agreement.

WHEREAS, the Borrowers and the Guarantors have requested that the Administrative Agent and the Lenders amend certain of the terms and provisions of the Credit Agreement as set forth herein; and

WHEREAS, subject to the terms and conditions set forth herein, the Administrative Agent and the Lenders party hereto have agreed to amend the Credit Agreement as hereinafter provided.

NOW, THEREFORE, in consideration of the foregoing premises, the parties hereto hereby agree as follows:

§1.                               Amendments.  Subject to the satisfaction of the conditions contained in §4 hereof, the Credit Agreement is hereby amended as follows:

(a) Section 7.9.2 of the Credit Agreement is hereby amended by deleting the second sentence of such Section 7.9.2 and substituting the following new sentence in lieu thereof:

“Such collateral value reports shall be conducted at the Borrowers’ expense (a) no more frequently than two times during each calendar year (it being anticipated that one such collateral report shall be limited to the Collateral of Hexcel and the Guarantors); provided, however, that the Borrowers shall not be required to pay for more than one (1) collateral value report in any calendar year if (i) the Fixed Charge Coverage Ratio is greater than 1.30 to 1.00 (provided that, for the purposes of this Section 7.9.2, the Fixed Charge Coverage Ratio shall be calculated as of the end of each fiscal quarter of the Borrowers for the period of two (2) consecutive fiscal quarters of the Borrowers most recently ended) and (ii) as of each Business Day, the arithmetic mean Excess Availability calculated for the immediately preceding period of ninety (90) consecutive Business Days exceeds $35,000,000, or (b) more frequently as determined by the Administrative Agent if at any time (x) the Excess Availability hereunder is less than $20,000,000, or (y) the Fixed Charge Coverage Ratio is less than the Minimum Ratio, or (z) any Event of Default shall have occurred and be continuing; provided that, unless an Event of Default shall have occurred and be continuing the Administrative Agent shall not obtain more than four (4) collateral reports in any calendar year.”

(b) Section 7.9.3 of the Credit Agreement is hereby amended by deleting the second sentence of such Section 7.9.3 and substituting the following new sentence in lieu thereof:

“Such appraisals shall be conducted at the Borrowers’ expense (a) no more frequently than one (1) time per year on a complete inspection and appraisal basis; provided, however, the Borrowers shall not be required to pay for such an appraisal if (i) the Fixed Charge Coverage Ratio is greater than 1.30 to 1.00 (provided that, for the purposes of this Section 7.9.3, the Fixed Charge Coverage Ratio shall be calculated as of the end of each fiscal quarter of the Borrowers for the period of two (2) consecutive fiscal quarters of the Borrowers most recently ended) and (ii) as of each Business Day, the arithmetic mean Excess Availability calculated for the immediately preceding period of ninety (90) consecutive Business Days exceeds $35,000,000, or (b) more frequently as determined by the Administrative Agent if at any time (x) the Excess Availability hereunder is less than $20,000,000, or (y) the Fixed Charge Coverage Ratio is less than the Minimum Ratio, or (z) any Event of Default shall have occurred and be continuing; provided that unless an Event of Default shall have occurred and be continuing the Administrative Agent shall not obtain more than three (3) such appraisals in any calendar year.”

(c) Section 8.1(h) of the Credit Agreement is hereby amended by inserting the words “or other replacements” immediately after the words “renewals or extensions” in such Section 8.1(h).

(d) The proviso in Section 8.1(k) of the Credit Agreement is hereby amended by deleting such proviso and substituting the following new proviso in lieu thereof:

“provided that the Investment corresponding to such Indebtedness shall be permitted under §8.3(h), (i), (k), (l) or (o) hereof”

(e) Section 8.1(l)(iii) of the Credit Agreement is hereby amended by inserting the words “or other replacements” immediately after the words “renewals or extensions” in such Section 8.1(l)(iii).

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(f) Schedule 8.3(f) to the Credit Agreement is hereby deleted in its entirety and the new Schedule 8.3(f) attached hereto is hereby substituted in lieu thereof.

(g) Section 8.3(h) of the Credit Agreement is hereby amended by deleting the reference to “$10,000,000” in such Section 8.3(h) and substituting “$20,000,000” in lieu thereof.

(h) Section 8.3(p) of the Credit Agreement is hereby amended by deleting the reference to “8.3(o)” in such Section 8.3(p) and substituting a reference to “8.3(p)” in lieu thereof.

(i) Section 8.13(b) of the Credit Agreement is hereby amended by deleting such Section 8.13(b) and substituting the following new Section 8.13(b) in lieu thereof:

“(b) prepay, redeem or repurchase any of the Senior Secured Notes, the Subordinated Debt, the Convertible Preferred Stock or any Capitalized Lease; provided that the Borrowers may (i) redeem or prepay up to $100,000,000 in Subordinated Debt; provided that (A) no Default or Event of Default shall have occurred and be continuing, after giving effect to such redemption or prepayment (including any borrowings made or to be made in connection therewith), (B) the Fixed Charge Coverage Ratio would not be less than 1.20:1.00 determined on a pro forma basis for the most-recently ended fiscal quarter of the Borrowers (immediately prior to the fiscal quarter during which such redemption or such prepayment was made) and (C) the pro forma Excess Availability hereunder would be equal to or greater than $25,000,000, (ii) make redemptions or prepayments of the Senior Secured Notes provided, that (A) no Default or Event of Default shall have occurred and be continuing, after giving effect to the proposed prepayment (including any borrowings made or to be made in connection therewith), (B) the Fixed Charge Coverage Ratio would not be less than 1.20:1.00 determined on a pro forma basis for the most-recently ended fiscal quarter of the Borrowers (immediately prior to the fiscal quarter during which such prepayment was made), and (C) Excess Availability hereunder would be equal to or greater than $25,000,000, (iii) prepay Indebtedness with respect to the CSI Leasing Trust Capital Lease, (iv) make sinking fund payments and open market purchases in an aggregate amount not to exceed $1,800,000 during each fiscal year in respect of the 7.00% Convertible Subordinated Debentures due 2011, pursuant to the terms of that certain Indenture, dated as of August 1, 1986, and (v) make prepayments of the Senior Secured Notes with the proceeds of Asset Sales of assets other than Collateral, provided that (A) such Asset Sale is permitted pursuant to §8.5.2 and (B) such prepayment is required pursuant to the terms of the Senior Secured Notes (as in effect on the date hereof).”

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(j) Section 8.4(a) of the Credit Agreement is hereby amended by deleting the word “dividends” in such Section 8.4(a) and substituting the words “Restricted Payments” in lieu thereof.

(k) Section 8.2.1(x) of the Credit Agreement is hereby amended by inserting the following text at the end thereof:

“and, to the extent any such Lien secures Indebtedness, Liens securing any refinancing, refunding, renewal or extension or other replacement of such Indedtedness; provided that (x) the amount of Indebtedness secured by such Lien is not increased and (y) any such Lien is not spread to cover any other property or assets other than those subject to the Lien so replaced”.

(l) Section 9.4 of the Credit Agreement is hereby amended by deleting the table in such Section 9.4 and substituting the following new table in lieu thereof:

Fiscal Year	Amount
2004	$75,000,000
2005	$75,000,000
2006	$75,000,000
2007	$75,000,000

(m) The proviso in Section 9.4 of the Credit Agreement is hereby amended by deleting such proviso and substituting the following new proviso in lieu thereof:

“provided that, with respect to any particular fiscal year, should Hexcel spend less than the maximum permitted Capital Expenditures in such fiscal year, then the maximum amount of Capital Expenditures that Hexcel may spend in the immediately succeeding fiscal year shall be increased by the lesser of (i) the difference between the maximum amount of Capital Expenditures Hexcel was permitted to spend in such fiscal year and the actual amount of Capital Expenditures Hexcel actually spent in such fiscal year and (ii) $10,000,000.”

§2.                               Conditions to Effectiveness.  The amendments to the Credit Agreement contained herein shall become effective upon the receipt by the Administrative Agent of (i) this Amendment, in form and substance satisfactory to the Required Lenders, duly executed and delivered by each of the Borrowers, the Guarantors, the Required Lenders and the Administrative Agent and in full force and effect and (ii) all fees due and payable on the date hereof to the Administrative

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Agent and the Lenders (including, without limitation, the Amendment Fee (as defined in Section 3 below)).

§3.                               Amendment Fee.  In connection with the approval of this Amendment, the Borrowers hereby agrees to pay to the Administrative Agent, for the pro-rata benefit of each Lender that executes and delivers its signature pages to the Administrative Agent, by 5:00 p.m. Boston time on September 23, 2004, an amendment fee (the “Amendment Fee”) on the date hereof equal to 0.0625% of each such consenting Lender’s Commitment.

§4.                               Representations and Warranties.  Each of the Borrowers and the Guarantors, as the case may be, represents and warrants to the Lenders and the Administrative Agent as follows:

(a)                                  Representations and Warranties in Credit Agreement.  The representations and warranties of each of the Borrowers and the Guarantors contained in the Credit Agreement were true and correct in all material respects when made, and continue to be true and correct in all material respects on the date hereof (except to the extent of changes resulting from transactions contemplated or permitted by the Credit Agreement and the other Loan Documents and changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse, and to the extent that such representations and warranties relate expressly to an earlier date).

(b)                                 Authority, Etc.  The execution and delivery by each of the Borrowers and the Guarantors of this Amendment and the performance by each of the Borrowers and the Guarantors of all of its respective agreements and obligations of this Amendment and the Credit Agreement as amended hereby (i) are within the corporate or equivalent company authority of such Borrower and such Guarantor, (ii) have been duly authorized by all necessary corporate or equivalent company proceedings by such Borrower or such Guarantor, (iii) do not conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which such Borrower or such Guarantor is subject or any judgment, order, writ, injunction, license or permit applicable to such Borrower or such Guarantor which, individually or in the aggregate, would have a Material Adverse Effect, (iv) do not conflict with any provision of the Governing Documents of, or any agreement or other instrument binding upon, such Borrower or such Guarantor, and (v) do not require the approval or consent of, any of such Person’s shareholders other than those already obtained

(c)                                  Enforceability of Obligations. The Amendment and the Credit Agreement as amended hereby constitute the legal, valid and binding obligations of each of the Borrowers and the Guarantors, enforceable against such Borrower or such Guarantor in accordance with their respective terms, except as enforceability is limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other laws relating to or affecting

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generally the enforcement of creditors’ rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and except to the extent that availability of the remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding therefor may be brought.

(d)                                 No Default.  Immediately after giving effect to this Amendment, no Default or Event of Default exists under the Credit Agreement or any other Loan Document.

§5.                               Affirmation of Borrowers and Guarantors.

(a)                                  Each Borrower hereby affirms its absolute and unconditional promise to pay to each Lender and the Administrative Agent the Loans, the Reimbursement Obligations and all other amounts due under the Notes, the Letters of Credit, the Credit Agreement as amended hereby, and the other Loan Documents, at the times and in the amounts provided for therein.  Each Borrower confirms and agrees that (i) the obligations of each of the Borrowers to the Lenders and the Administrative Agent under the Credit Agreement as amended hereby are secured by and entitled to the benefits of the Security Documents and (ii) all references to the term “Credit Agreement” in the Security Documents and the other Loan Documents shall hereafter refer to the Credit Agreement as amended hereby.

(b)                                 Each Guarantor hereby acknowledges that it has read and is aware of the provisions of this Amendment.  Each Guarantor hereby reaffirms its absolute and unconditional guaranty of each Borrower’s payment and performance of its obligations to the Lenders and the Administrative Agent under the Credit Agreement as amended hereby.  Each Guarantor hereby confirms and agrees that all references to the term “Credit Agreement” in the Security Documents and the other Loan Documents shall hereafter refer to the Credit Agreement as amended hereby.

§6.                               Miscellaneous Provisions.  This Amendment shall constitute one of the Loan Documents referred to in the Credit Agreement.  Except as otherwise expressly provided by this Amendment, all of the terms, conditions and provisions of the Credit Agreement shall remain the same.  It is declared and agreed by each of the parties hereto that the Credit Agreement, as amended hereby, shall continue in full force and effect, and that this Amendment and the Credit Agreement shall be read and construed as one instrument. Nothing contained in this Amendment shall be construed to imply a willingness on the part of the Lenders or the Administrative Agent to grant any similar or other future amendment of the terms and conditions of the Credit Agreement or the other Loan Documents or shall in any way prejudice, impair or effect any rights or remedies of the Lenders and the Administrative Agent under the Credit Agreement or the other Loan Documents.  THIS AMENDMENT IS A CONTRACT UNDER THE LAWS OF THE STATE OF NEW YORK AND SHALL FOR ALL PURPOSES BE CONSTRUED IN ACCORDANCE WITH AND

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GOVERNED BY THE LAWS OF SAID STATE OF NEW YORK (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OF LAW).  This Amendment may be executed in any number of counterparts, but all such counterparts shall together constitute but one instrument.  Delivery of an executed signature page of this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart thereof.  In making proof of this Amendment it shall not be necessary to produce or account for more than one counterpart signed by each party hereto by and against which enforcement hereof is sought.  Headings or captions used in this Amendment are for convenience of reference only and shall not define or limit the provisions hereof.  Each of the Borrowers and the Guarantors hereby agrees to pay to the Administrative Agent on demand all reasonable and documented costs and reasonable and documented out-of-pocket expenses incurred or sustained by the Administrative Agent in connection with the preparation of this Amendment (including reasonable and documented legal fees and disbursements of the Administrative Agent’s Special Counsel).

[Remainder of page intentionally left blank; signatures on next page]

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IN WITNESS WHEREOF, each of the undersigned has caused this Amendment to be executed as of the date first written above.

HEXCEL CORPORATION, as Borrower and as Guarantor

By:		/s/ Stephen C. Forsyth
Stephen C. Forsyth
Executive Vice President

HEXCEL COMPOSITES LIMITED, as Borrower

By:		/s/ Stephen C. Forsyth
Stephen C. Forsyth
Director

HEXCEL COMPOSITES GMBH (GERMANY), as Borrower

By:		/s/ Stephen C. Forsyth
Stephen C. Forsyth
Managing Director

HEXCEL COMPOSITES GMBH & CO. KG (f/k/a Hexcel Composites GMBH (Austria)), as Borrower

By:	Hexcel Composites GmbH (Austria), its general partner

	By:	/s/ Stephen C. Forsyth
Stephen C. Forsyth
Attorney-in-Fact

[Signature Page to Hexcel Amendment No. 1]

HEXCEL POTTSVILLE CORPORATION, as Guarantor

By:	/s/ Stephen C. Forsyth
Stephen C. Forsyth
Vice President

HEXCEL REINFORCEMENTS CORP. (f/k/a Clark-Schwebel Corporation), as Guarantor

By:	/s/ Stephen C. Forsyth
Stephen C. Forsyth
Vice President

CLARK-SCHWEBEL HOLDING CORP., as Guarantor

By:	/s/ Stephen C. Forsyth
Stephen C. Forsyth
Vice President

CS TECH-FAB HOLDING, INC., as Guarantor

By:	/s/ Stephen C. Forsyth
Stephen C. Forsyth
Vice President

[Signature Page to Hexcel Amendment No. 1]

HEXCEL INTERNATIONAL, as Guarantor

By:	/s/ Stephen C. Forsyth
Stephen C. Forsyth
President

[Signature Page to Hexcel Amendment No. 1]

FLEET CAPITAL CORPORATION, individually, as Administrative Agent and as Fronting Bank

By:	/s/ Edgar Ezerins
Name: Edgar Ezerins
Title: Senior Vice President

[Signature Page to Hexcel Amendment No. 1]

FLEET NATIONAL BANK, London U.K. branch, trading as FleetBoston Financial, as Fronting Bank and Issuing Bank

By:	/s/ Edgar Ezerins
Name: Edgar Ezerins
Title: Authorized Signatory

[Signature Page to Hexcel Amendment No. 1]

FLEET NATIONAL BANK, as Issuing Bank

By:	/s/ Edgar Ezerins
Name: Edgar Ezerins
Title: Authorized Signatory

[Signature Page to Hexcel Amendment No. 1]

GENERAL ELECTRIC CAPITAL CORPORATION, individually, as Co- Collateral Agent and as Syndication Agent

By:	/s/ Steven Sanicola
Name: Steven Sanicola
Title: Duly Authorized Signatory

[Signature Page to Hexcel Amendment No. 1]

WELLS FARGO FOOTHILL, INC., individually and as Documentation Agent

By:	/s/ Patrick McCormack
Name: Patrick McCormack
Title: Assistant Vice President

[Signature Page to Hexcel Amendment No. 1]

MERRILL LYNCH CAPITAL, a division of Merrill Lynch Business Financial Services Inc., individually and as Documentation Agent

By:	/s/ Nicola Roberts
Name: Nicola Roberts
Title: Assistant Vice President

[Signature Page to Hexcel Amendment No. 1]

Schedule 8.3(f)

EXISTING INVESTMENTS

1.                                       (a)                                  Joint ventures and partnerships listed on Schedule 6.16(b), and

(b)                                 the replacement of existing contingent obligations of Hexcel previously incurred in connection with the investment by Hexcel in BHA Aero Composite Parts Co., Ltd. (“BHA”), in the form of new contingent obligations and/or guarantees by Hexcel and/or one or more of its subsidiaries in an aggregate amount not to exceed $6,500,000.

2.                                       Intercompany indebtedness set forth in Schedule 8.1

3.                                       Receivable from BHA Aero Composite Parts Co., Ltd., to Hexcel Corporation relating to the reimbursement of ex-patriot expenses

4.                                       Potential future payments of cash and/or stock to Applied Fiber Systems, Ltd., pursuant to the terms of the Asset Purchase Agreement, dated as of April 11, 2001, by and among Hexcel Corporation, Applied Fiber Systems, Ltd., and William Higgins

5.                                       Investment of up to $14,000,000 to be made by Hexcel Corporation in Hexcel Holdings (UK) Limited in 2004; provided that substantially all of the proceeds of such Investment are used by Hexcel Holdings (UK) Limited to repay an intercompany loan owing to Hexcel Composites Limited.